UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 9, 2018
(Date of earliest event reported)

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
(Exact name of registrant as specified in its charter)

Washington	000-13468		91-1069248
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification Number)
incorporation or organization)

1015 Third Avenue, 12th Floor, Seattle, Washington		98104
(Address of principal executive offices)		(Zip Code)

(206) 674-3400
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the annual meeting of shareholders (the “Annual Meeting”) of Expeditors International of Washington, Inc. (the “Company”) held on May 8, 2018, the shareholders of the Company: (1) elected each of the ten director nominees set forth below; (2) approved an advisory vote on the compensation of the Company's Named Executive Officers; (3) ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018; (4) did not approve a shareholder proposal to link executive compensation to sustainability performance; and (5) did not approve a shareholder proposal to enhance shareholder proxy access. No other business was transacted at the meeting.
The final voting results of each of the proposals submitted to a vote of the shareholders of the Company at the Annual Meeting are set forth below.

(1)	Election of the following ten directors, each to serve until the next annual meeting of shareholders or until the election or qualification of his or her successor:

	Number of Shares
	Voted For	Voted Against	Abstain	Broker Non-Votes
Robert R. Wright	145,181,988	666,533	282,707	12,944,294
Glenn M. Alger	145,508,637	513,426	109,165	12,944,294
James M. DuBois	145,319,385	506,929	304,914	12,944,294
Mark A. Emmert	143,464,697	2,590,407	76,124	12,944,294
Diane H. Gulyas	144,362,256	1,668,968	100,004	12,944,294
Richard B. McCune	145,286,304	539,256	305,668	12,944,294
Alain Monié	132,795,910	13,029,771	305,547	12,944,294
Jeffrey S. Musser	145,509,865	513,016	108,347	12,944,294
Liane J. Pelletier	145,333,394	722,754	75,080	12,944,294
Tay Yoshitani	143,910,830	2,145,720	74,678	12,944,294
(2)    Advisory vote to approve Named Executive Officer compensation:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
140,426,641	5,526,218	178,074	12,944,589
(3)    Ratification of independent registered public accounting firm for the year ending December 31, 2018:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
156,212,805	2,759,064	103,653	—
(4)    Shareholder proposal: link executive compensation to sustainability performance:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
26,245,813	119,248,619	636,501	12,944,589
(5)    Shareholder proposal: enhanced shareholder proxy access:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
44,523,913	101,426,265	180,715	12,944,629

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. (Registrant)

Date: May 9, 2018	By:	/s/ Benjamin G. Clark
Benjamin G. Clark
Senior Vice President, General Counsel and Corporate Secretary